UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 15, 2015

Hansen Medical, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33151	14-1850535
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

800 East Middlefield Road, Mountain View, California		94043
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(650) 404-5800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 12, 2015, the following proposals were submitted to the stockholders of Hansen Medical, Inc. (the “Company”) at its 2015 annual meeting of stockholders.

1.	To elect three Class III directors to hold office until the 2018 annual meeting of stockholders (Proposal 1);

2.	To approve a series of alternate amendments to the Company’s certificate of incorporation, as amended, (the “Certificate of Incorporation”) to effect, at the discretion of the Company’s Board of Directors, a reverse stock split of the Company’s Common Stock, whereby each outstanding four, six, eight or ten shares would be combined, converted and changed into one share of Common Stock and a proportional reduction in the number of authorized shares of Common Stock with the effectiveness of one of such amendments and the abandonment of the other amendments, or the abandonment of all amendments, to be determined by the Company’s Board of Directors prior to the Company’s 2016 annual meeting of stockholders (Proposal 2);

3.	To approve an amendment to the Company’s Certificate of Incorporation to increase the Company’s total number of authorized shares from 210,000,000 to 310,000,000, thereby increasing the authorized shares of the Company’s Common Stock from 200,000,000 to 300,000,000, to be effected prior to any reverse stock split effected pursuant to proposal 2 (Proposal 3);

4.	To ratify the terms and issuance of the Company’s Series A Convertible Participating Preferred Stock, Series D warrants exercisable for an aggregate of 6,286,023 shares of Common Stock and Series E warrants to purchase an aggregate of 53,846,000 shares of Common Stock, and to approve the issuance of such number of shares of common stock issuable upon conversion of the Series A Preferred Stock and upon the exercise of the Series D warrants and Series E warrants, including shares issuable pursuant to the anti-dilution provisions, exceeding 19.99% of the Company’s outstanding common stock and which may be deemed to be a change of control (Proposal 5); and

5.	To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm of the Company for its fiscal year ending December 31, 2015 (Proposal 6).

The above proposals were described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 10, 2015. Of the 133,147,503 shares eligible to vote as of the April 7, 2015 record date, 124,714,000 votes, or approximately 94% of the total shares outstanding, were represented at the meeting on May 12, 2015. The polls closed on proposals 1,2,3,5 and 6 on May 12, 2015. After closing the polls on proposals 1,2,3,5 and 6, the meeting adjourned until May 15, 2015. On May 15, 2015, the annual meeting of the stockholders re-convened and on May 15, 2015, the following proposal 4 was submitted to the stockholders of the Company.

1.	To approve an amendment to the Company’s Certificate of Incorporation which would limit the number of matters requiring the affirmative vote of holders of at least 66 2/3% of the voting power of the Company’s then-outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class to alter, amend or repeal certain provisions of the Company’s Certificate of Incorporation. Alterations, amendments or repeals of other provisions of the Company’s Certificate of Incorporation would require the vote specified under the Delaware General Corporation Law, which is currently the affirmative vote of a majority of the Company’s outstanding shares (Proposal 4).

The above proposal was described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 10, 2015. Of the 133,147,503 shares eligible to vote as of the April 7, 2015 record date, 124,845,506 votes, or approximately 94% of the total shares outstanding, were represented at the meeting on May 15, 2015. The following are the final vote results along with a brief description of each of the proposals.

Proposal 1: Election of Directors: the following nominees received the highest number of “FOR” votes and, as a result, were elected to serve as Class III directors for a term that will continue until the 2018 annual meeting of stockholders.

Director	Votes For	Withheld	Broker Non-Votes

William R. Rohn	90,157,504	1,800,640	32,755,856
Dr. Stephen Newman	90,159,615	1,798,529	32,755,856
Cary G. Vance	90,156,859	1,801,285	32,755,856

Proposal 2: Approval of a Series of Alternate Amendments to the Company’s Certificate of Incorporation to, at the Discretion of the Board of Directors: the stockholders of the Company approved a series of alternate amendments to the Company’s Certificate of Incorporation, to effect, at the discretion of the Company’s Board of Directors a reverse stock split of the Company’s Common Stock, whereby each outstanding four, six, eight, or ten shares would be combined, converted and changed into one share of Common Stock and a proportional reduction in the number of authorized shares of Common Stock with the effectiveness of one of such amendments and the abandonment of the other amendments, or the abandonment of all amendments, to be determined by the Company’s Board of Directors prior to the Company’s 2016 annual meeting of stockholders.

For	Against	Abstained	Broker Non-Votes

118,556,139	5,655,600	502,261	0

Proposal 3: Approval of an Amendment to the Company’s Certificate of Incorporation to Increase the Company’s Total Number of Authorized Shares from 210,000,000 to 310,000,000: the stockholders of the Company approved an amendment to the Company’s Certificate of Incorporation to increase the Company’s total number of authorized shares from 210,000,000 to 310,000,000, thereby increasing the authorized shares of the Company’s Common Stock from 200,000,000 to 300,000,000, to be effected prior to any reverse stock split effected pursuant to Proposal 2.

For	Against	Abstained	Broker Non-Votes

117,793,048	6,477,260	443,692	0

Proposal 4: Approval of an Amendment to the Company’s Certificate of Incorporation to Limit the Numbers of Matters Requiring the Affirmative Vote of Holders of at Least 66-2/3% of the Voting Power of the Company’s Then-Outstanding Shares of Capital Stock: the stockholders of the Company approved an amendment to the Company’s Certificate of Incorporation which would limit the numbers of matters requiring the affirmative vote of holders of at least 66-2/3% of the voting power of the Company’s then-outstanding shares of capital stock of entitled to vote generally in the election of directors, voting together as a single class to alter, amend or repeal certain provisions of the Company’s Certificate of Incorporation. Alterations, amendments or repeals of other provisions of the Company’s Certificate of Incorporation would require the vote specified under the Delaware General Corporation Law, which is currently the affirmative vote of a majority of the Company’s outstanding shares.

For	Against	Abstained	Broker Non-Votes

89,128,566	3,593,367	440,557	31,683,016

Proposal 5: Ratification of the Terms and Issuance of the Company’s Series A Convertible Participating Preferred Stock, Series D Warrants and Series E Warrants: the stockholders of the Company ratified the terms and issuance of the Company’s Series A Convertible Participating Preferred Stock, Series D warrants exercisable for an aggregate of 6,286,023 shares of Common Stock and Series E warrants to purchase an aggregate of 53,846,000 shares of Common Stock, and to approve the issuance of such number of shares of common stock issuable upon conversion of the Series A Convertible Participating Preferred Stock and upon exercise of the Series D warrants and Series E warrants, including shares issuable pursuant to the anti-dilution provisions, exceeding 19.99% of the Company’s outstanding common stock and which may be deemed to be a change of control.

For	Against	Abstained	Broker Non-Votes

87,995,798	3,559,438	402,908	32,755,856

Proposal 6: Ratification of the Appointment of Independent Registered Public Accounting Firm: the stockholders of the Company ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

For	Against	Abstained	Broker Non-Votes

121,808,664	2,613,405	291,931	0

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hansen Medical, Inc.

May 21, 2015	By:	/s/ Christopher P. Lowe

Name: Christopher P. Lowe
Title: Interim Chief Financial Officer